                                                                 EXHIBIT (13)(a)


                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                  SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                           STATE             CONTROL                 BUSINESS
                      COMPANY                         OF ORGANIZATION       OWNERSHIP                PRINCIPAL
--------------------------------------------------------------------------------------------------------------------------
345 East 94th Street Associates, LLC                         NY                50%        Investment Related Company
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400 West 43rd Street Partners, LLC                           NY                50%        Investment Related Company
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501 West 41st Street Associates, LLC                         NV                50%        Investment Related Company
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520 West 43rd Street Partners, LLC                           NY                50%        Investment Related Company
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Anchor Series Trust                                          MA                100%       Massachusetts business trust
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Advantage Capital Corporation                                NY                100%       Broker-dealer; registered
                                                                                          investment adviser
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AIG Advisor Group Inc.                                       MD                100%       Holding Company
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AIG Retirement Services, Inc ("AIGRS")                       DE                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
AIG SunAmerica Real Estate & Office Administration           CA                100%       Acts as Clearing House for Real
                                                                                          Estate Activities
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American General Securities Incorporation                    TX                100%       Broker-dealer; registered
                                                                                          investment adviser
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American International Group, Inc.                           DE                           Ultimate Parent company of AIGRS
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Amsun Realty Holdings                                        CA                85%        Real Estate Related Investment
                                                                                          Company
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Anchor Forum Portales I, LLC                                 DE                100%       Investment Related Company
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Anchor Pathway Fund                                          MA                100%       Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------
Arrowhead SAHP Corp.                                         NM                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
Charleston Bay SAHP Corp                                     DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
Crossing SAHP Corp.                                          DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
DIL/SAHP Corp.                                               DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
Financial Services Corporation                               GA                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
First SunAmerica Life Insurance Company                      NY                100%       Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------
Five Long Island Properties, LLC                             DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
Forest SAHP Corp.                                            DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
FSC Agency, Inc.                                             GA                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
FSC Securities Corporation                                   DE                100%       Broker-dealer; registered
                                                                                          investment adviser
--------------------------------------------------------------------------------------------------------------------------
Grand Savannah SAHP Corp                                     DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
Houston Warehouse Corp.                                      CA                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
Metrocorp, Inc.                                              CA                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
MM Enhancement, LLC                                          MD                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
New California Life Holdings, Inc.                           DE                33%        Holding Company
--------------------------------------------------------------------------------------------------------------------------
Prairie SAHP Corp.                                           DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
River Oaks Apartment, LLC                                    DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates, Inc.                              DE                100%       Broker-dealer; registered
                                                                                          investment adviser
--------------------------------------------------------------------------------------------------------------------------
SA Affordable Housing, LLC                                   DE                100%       Tax-credit investment related
                                                                                          company
--------------------------------------------------------------------------------------------------------------------------
SAAHP GP Corp.                                               DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SagePoint Financial, Inc.                                    DE                100%       Broker-dealer
--------------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor II, LLC.                                   N                 99%        Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAHP - Chancellor, LLC.                                      NV                99%        Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAHP - MBA LLC                                               NV                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAHP Civic LLC                                               DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAHP-McSHA LLC                                               NV                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAHP-Yarco LLC                                               NV                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SAII Birchmont Investor, LLC                                 DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SAL Investment Group Inc.                                    CA                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
SCSP Corp.                                                   DE                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
Seasons Series Trust                                         MA                100%       Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------
SLP Housing I, LLC                                           NV                100%       Real estate development
--------------------------------------------------------------------------------------------------------------------------
SLP Housing II, LLC                                          NV                100%       Real estate development
--------------------------------------------------------------------------------------------------------------------------
SLP Housing III,  LLC                                        NV                100%       Real estate development
--------------------------------------------------------------------------------------------------------------------------
SLP Housing IV, LLC                                          NV                100%       Real estate development
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SLP Housing V, LLC                                           NV                100%       Real estate development
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SLP Housing VI, LLC                                          NV                100%       Real estate development
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SLP Housing VII, LLC                                         NV                100%       Real estate development
--------------------------------------------------------------------------------------------------------------------------
Solus Quorum Tampa, LLC                                      DE                85%        Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
Solus Hotel Portfolio Holding Company, LLC                   DE                85%        Holding Company
--------------------------------------------------------------------------------------------------------------------------
SubGen NT, Inc.                                              DE                100%       Real Estate Investment Related
                                                                                          Company
--------------------------------------------------------------------------------------------------------------------------
Sun GP Corp.                                                 CA                100%       Real Estate Investment Related
                                                                                          Company
--------------------------------------------------------------------------------------------------------------------------
Sun Quorum LLC                                               DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica (Cayman) Insurance Company, LTD             Cayman Islands          100%       Captive Insurance Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Finance Corp.                  DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Affordable Housing Partners, Inc.                 CA                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Asset Management Corp.                            DE                100%       Asset management company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Capital Services, Inc.                            DE                100%       Distributor
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund First & 94th, LLC                    NY                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 41st, LLC                       DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Housing Fund West 42nd, LLC                       NV                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Investments, Inc.                                 GA                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Investments(Cayman)                         Cayman Islands          100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Life Assurance Company                            AZ                100%       Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Life Insurance Company                            AZ                100%       Life Insurance Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Mortgages, Inc.                                   DE                100%       Holding Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund 2 LLC                 NV               0.01%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund I LLC                 NV               0.01%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SunAmerica New Markets Tax Credit Fund LLC                   NV               0.01%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Realty Partners                                   CA                85%        Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Retirement Markets, Inc.                          MD                100%       Marketing Company
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Series Trust                                      MA                100%       Massachusetts business trust
--------------------------------------------------------------------------------------------------------------------------
SunAmerica Venture Fund 2000, LP                             DE                100%       Investment Related Company
--------------------------------------------------------------------------------------------------------------------------
Tierra Vista SAHP Corp.                                      FL                100%       Invests in multi-family real
                                                                                          estate development
--------------------------------------------------------------------------------------------------------------------------
UG Corporation                                               CA                100%       Holding Company
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